UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2008

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On April 22, 2008, Danka Business Systems PLC (the “Company”) entered into a deed of undertaking (the “Deed of Undertaking”) with the holders of the Company’s 6.50% senior convertible participating shares (the “Participating Shares”) in connection with the previously announced entry into a definitive agreement with Konica Minolta Business Solutions U.S.A., Inc. (“Konica Minolta”), pursuant to which Konica Minolta will acquire the Company’s wholly-owned U.S. subsidary, Danka Office Imaging Company (“DOIC”), and proposed members voluntary liquidation (the “Liquidation”) of the Company following consummation of the sale transaction.

Pursuant to the terms of the Deed of Undertaking, the holders of the Participating Shares have agreed to irrevocably and unconditionally direct and instruct the Company’s liquidators to pay, out of the proceeds of the Liquidation prior to any distribution of the proceeds of the Liquidation to the holders of Participating Shares, to the holders of the Company’s ordinary shares (including holders of American Depositary Shares) as at the time at which the Liquidation commences, a payment in cash of $0.025 per ordinary share (or $0.10 per American Depositary Share).

The sale of DOIC to Konica Minolta and the Liquidation remain subject to shareholder approval, among other things. The obligations of the Participating Shareholders under the Deed of Undertaking are subject to shareholder approval of the sale transaction and the Liquidation and consummation of the sale transaction.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to be solicitation material in respect of the proposed sale of DOIC to Konica Minolta, the liquidation, and related proposals. In connection with the proposed sale transaction, the liquidation and related proposals, Danka filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 23, 2008, and will file a definitive proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF DANKA ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTION, LIQUIDATION, AND RELATED PROPOSALS. The final proxy statement will be mailed to shareholders of Danka. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Danka with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Danka’s other filings with the SEC may also be obtained from Danka. Free copies of Danka’s filings may be obtained by directing a request to Danka Business Systems PLC, 11101 Roosevelt Boulevard, St. Petersburg, FL, Attention: Company Secretary.

Danka and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Danka’s shareholders in favor of the proposed sale transaction, liquidation and related proposals. Information regarding Danka’s directors and executive officers is available in Danka’s proxy statement for its 2007 annual general meeting of shareholders, which was filed with the SEC on July 30, 2007. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the preliminary and definitive proxy statements regarding the proposed sale transaction, liquidation and related proposals, which have been or will be filed with the SEC.

The foregoing description of the Deed of Undertaking does not purport to be complete and is qualified in its entirety by reference to the Deed of Undertaking, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 8.01.	Other Events

On April 22, 2008, in connection with entry into the Deed of Undertaking, the Company (i) amended the stock purchase agreement among the Company, Danka Holding Company, a wholly-owned subsidiary of Danka, and Konica Minolta, (ii) amended and restated the letter agreement between the Company and the Cypress Shareholders, pursuant to which the Cypress Shareholders have agreed to vote in favor of the sale transaction, the Liquidation and related proposals, and have agreed to the allocation distribution described above under Item 1.01 between the holders of ordinary shares (including American Depositary Shares) and holders of Participating Shares in the Liquidation, and (iii) issued a press release in the U.K.

In addition, Cypress Merchant Banking Partners II L.P. and certain of its affiliates (collectively, the “Cypress Shareholders”), which collectively hold approximately 92% of the Company’s outstanding Participating Shares, amended the voting agreement between the Cypress Shareholders and Konica Minolta, pursuant to which the Cypress Shareholders have agreed to vote in favor of, among other things, the sale transaction, the Liquidation and related proposals.

The amendment to the stock purchase agreement, the amended and restated letter agreement, the amendment to the voting agreement and the press release are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Deed of Undertaking, dated as of April 22, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P., The Prudential Assurance Company Limited and Danka Business Systems PLC

99.1	Amendment No. 1 to Stock Purchase Agreement, dated as of April 22, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Danka Business Systems PLC and Danka Holding Company

99.2	Amended and Restated Letter Agreement, dated April 22, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P. and Danka Business Systems PLC

99.3	Amendment No. 1 to Voting Agreement, dated as of April 22, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V. and 55th Street Partners II L.P.

99.4	Danka Business Systems PLC press release dated April 23, 2008 (U.K. press release)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2008	DANKA BUSINESS SYSTEMS PLC

	By:	/s/ Edward K. Quibell
	Name:	Edward K. Quibell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Deed of Undertaking, dated as of April 22, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P., The Prudential Assurance Company Limited and Danka Business Systems PLC

99.1	Amendment No. 1 to Stock Purchase Agreement, dated as of April 22, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Danka Business Systems PLC and Danka Holding Company

99.2	Amended and Restated Letter Agreement, dated April 22, 2008, by and among Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street Partners II L.P. and Danka Business Systems PLC

99.3	Amendment No. 1 to Voting Agreement, dated as of April 22, 2008, by and among Konica Minolta Business Solutions U.S.A., Inc., Cypress Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V. and 55th Street Partners II L.P.

99.4	Danka Business Systems PLC press release dated April 23, 2008 (U.K. press release)